UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: CAMBRIDGE BIOTECH CORPORATION    CASE NO.: 94-43054-JFQ
       365 PLANTATION STREET            JUDGE:    J.F. QUEENAN
       WORCESTER, MA 01605-2376

 DEBTOR(S): CAMBRIDGE BIOTECH CORPORATION,          CHAPTER: 11
            DEBTOR-IN-POSSESSION

 MONTHLY OPERATING REPORT FOR MONTH ENDING:   DECEMBER 31, 1995

 COMES NOW,      CAMBRIDGE BIOTECH CORPORATION

 Debtor-in-Possession, and hereby submits its Monthly Operating
 Report for the period commencing December 1, 1995 and ending December 31, 1995 as shown by the report and exhibits consisting of twenty-two pages and containing the following, as indicated:

           ____X____ Monthly Reporting Questionnaire (Attachment 1)
           ____X____ Comparative Balance Sheets (Forms OPR-1 & OPR-2)
           ____X____ Summary of Accounts Receivable (Form OPR-3)
           ____X____ Schedule of Post-petition Liabilities (Form OPR-4)
           ____X____ Income Statement (Form OPR-5)
           ____X____ Statement of Sources and Uses of Cash (Form OPR-6)

 I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

 Date: April 17, 1996                        DEBTOR(S)-IN-POSSESSION

                                    By: /s/ Alison Taunton-Rigby
                          Name & Title: Alison Taunton-Rigby
                                        President & CEO
                          Address:      365 Plantation Street
                                        Worcester, MA 01605-2376
                          Telephone No.:508-797-5777

 Footnote:
 As Debtor-in-Possession commenced filing on July 7, 1994
 ___________________________________________________________________________

                                                    Attachment 1 (Page 1)
                                                       Rev. 1/92

                                 CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

 Case Name:    CAMBRIDGE BIOTECH CORPORATION
 Case Number:  94-43054
 Month of:     DECEMBER 1, 1995 THROUGH DECEMBER 31, 1995

 1. Payroll: State the amount of all executive wages paid and taxes withheld and paid.

                  See Attached

 2. Insurance: Is worker's compensation and other insurance in effect? YES.
               Are payments current?                                   YES.
               If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                      Date
                                                                    Coverage
              Carrier      Coverage            Expiration  Premium    Pd.
   TYPE       Name          Amount    Policy #     Date    Amounts  Through

 Homeowners

 Rental
  Property

 Product
  Liability   Pacific
  Adjuvant    Ins.Co.    $1,000,000  ADT 000431  12/01/96   $67,376   12/1/96

 Vehicle

 Workers Comp.

 Workers Comp.
   (TX, FL, & CO)

 Other
 ---------------------------------------------------------------------------

 Case Name:   Cambridge Biotech Corporation
 Case Number: 94-43054                         SCHEDULE #1
 Month of:    December, 1995

 Monthly Operating Report - Wages - Executives
 December 1 through December 31, 1995
                                                     Taxes     Taxes    Taxes
Name              Title          Gross      Net     Withheld    Paid     Due

A.Taunton-Rigby  Pres./CEO      17,307.70  14,003.26  3,304.44  3,304.44  0.00
Jeffrey Beaver   Chairman        7,692.32   4,888.92  2,803.40  2,803.40  0.00
Gary Long     VP.Corp.Operations 9,615.40   6,794.41  2,820.99  2,820.99  0.00
Deborah Grabbe VP. Reg.Affairs  10,000.00   6,983.77  3,016.23  3,016.23  0.00
Gerald Beltz   VP.R & D         10,769.23   7,971.52  2,797.71  2,797.71  0.00
Robert Kammer  VP.Medical Aff.  11,538.46   4,062.96  7,475.50  7,475.50  0.00
                                --------- --------- --------- ---------  ----
Total Executive Payroll:        66,923.11  44,704.84 22,218.27 22,218.27  0.00
 ___________________________________________________________________________
ACORD. INSURANCE BINDER                         Issue Date (MM/DD/YY)
                                                ____ 11/30/95
THIS BINDER IS A TEMPORARY INSURANCE CONTRACT, SUBJECT TO THE CONDITIONS
SHOWN ON THE REVERSE SIDE OF THIS FORM.
- ------------------------------------------------------------------------------
PRODUCER                             | COMPANY                  BINDER NO.
  Minet Gallagher Associates   B09   |   Pacific Insurance Co.  000007126
                                     |----------------------------------------
                                     |      EFFECTIVE           EFFECTIVE
 CODE               SUB-CODE         |   DATE       TIME     DATE     TIME
                                     -----------------------------------------
- -------------------------------------| 12/01/95   12:01 PM  12/1/96  12:01 AM
 INSURED                            ----------------------------------------
                                     | X  THIS BINDER IS ISSUED TO EXTEND
 Cambridge Biotech Corporation       |    COVERAGE IN THE ABOVE NAMED COMPANY
 365 Plantation Street               |    PER EXPIRING POLICY NO:  ADT 000431
 Worcester, MA  01605                ----------------------------------------
                                     | DESCRIPTION OF OPERATIONS/VEHICLES/
                                     | PROPERTY (Including Location)
                                     | Product Liability - Adjuvants
                                     | Cancel & re-write available at no
                                     | penalty if requested by insured.
- ------------------------------------ |---------------------------------------
COVERAGES                                               LIMIT
- -----------------------------------------------------------------------------
TYPE OF INSURANCE    |COVERAGE/FORMS |   AMOUNT  |  DEDUCTIBLE  |  COINSUR.
- ---------------------|---------------|-----------|--------------|------------
PROPERTY             |               |           |              |
CAUSE OF LOSS        |               |           |              |
_ BASIC_ BROAD_ SPEC.|               |           |              |
___ _____________    |               |           |              |
___                  |               |           |              |
- ---------------------|---------------|-----------|--------------|-------------
GENERAL LIABILITY    |Product Liability-Adjuvants|GN'L AGGREGATE   $1,000,000
___Comm. Gen'l       |$5,000 per incident ded;   |PROD.COMP/OP AGG.$1,000,000
   Liability         |Adjust premium if more     |PERSONAL & ADV.
 __X Claims Made     |than 920 test subjects at  |  INJURY         $
 __Occur             |$20 per subject ** (see    |EACH OCCURRENCE
 __Owner's & Cont-   |below)                     |FIRE DAMAGE
   ractor's Prot.    |                           | (Any one fire)  $
 X Products-only     |RETRO DATE FOR CLAIMS      |MED.EXP.(Any one
   adjuvants         |MADE:  04/08/92            |         person) $
- -----------------------------------------------------------------------------
AUTOMOBILE LIABILITY |                           |COMBINED SINGLE LIMIT $
__ Any Auto          |                           |BODILY INJURY         $
__ All Owned Autos   |                           | (Per Person)
__ Scheduled Autos   |                           |BODILY INJURY         $
__ Hired Autos       |                           | (Per Accident)
__ Non-Owned Autos   |                           |PROPERTY DAMAGE       $
__ Garage Liability  |                           |MEDICAL PAYMENTS      $
                     |                           |PERSONAL INJURY PROT. $
                     |                           |UNINSURED MOTORIST    $
_____________________|___________________________|___________________________
Auto Physical Damage |                           |__ Actual Cash Value
         Deductible  | ___ All Vehicles          |__ Stated Amount      $
__ Collision         | ___ Scheduled Vehicles    |__ Other
__ Other than Col.   |                           |
- ---------------------|---------------------------|---------------------------
Excess Liability     |                           |Each Occurrence       $
__ Umbrella Form     |                           |Aggregate             $
__ Other than        |                           |Self-Insured
   umbrella form     |RETRO DATE FOR CLAIMS MADE:| Retention            $
- ---------------------|---------------------------|---------------------------
Worker's Compensation|                           | ___ Statutory Limits
   and Employer's    |                           | Each Accident        $
    Liability        |                           | Disease-Policy Limit $
                     |                           | Disease-Each Employee$
- ---------------------|---------------------------|---------------------------
SPECIAL CONDITIONS/OTHER COVERAGES It is hereby agreed and understood that coverage is bound: Deductible: $5,000 per claim; Per expiring policy except-protocols and data not required if insured is only supplying QS21; Interna-tional Addendum added; excludes all sold products except QS21.
Premium $64,785 min & dep plus tax **
- --------------------------------------|--------------------------------------
NAME & ADDRESS                        | __Mortgagee     __Additional Insured
                                      | __Loss Payee    __
                                      |--------------------------------------
                                      | Loan #
                                      ---------------------------------------
                                      | Authorized Representative
                                      |  Minet Gallagher Associates by:
                                      |  Betsey Tan
- -----------------------------------------------------------------------------
ACORD 75-S (7/90)                                      ACORD CORPORATION 1990
- -----------------------------------------------------------------------------
                                                         Attachment 1 (Page 2)
                                                         Rev. 1/92
                               CHAPTER 11
                         MONTHLY OPERATING REPORT
                    DETAILED LISTING OF DISBURSEMENTS

 Case Name:     Cambridge Biotech Corporation
 Case Number:   94-43054
 Month of:      DECEMBER 1 Through DECEMBER 31, 1995

3. Bank Accounts             Monthly Operating Report
                                  ACCOUNT TYPE

                      OPERATING      OPERATING    OPERATING      OPERATING

Bank                    Fleet        Dependent      CAC          First N'tl
Name                                   Care                         BOM

G/L number             1.1113         1.1116       5.1130          2.1129

Account number        9372562275    551-50574                    175-8828-5

Beginning Book
Balance               $74,747.60    $2,433.70        $0.00         $327.55

PLUS: Deposits       3,036,362.69

LESS:Disbursements  (1,216,064.15) ($1,355.33)                   (2,140.40)

Other:
 Transfers In(Out)   (575,811.05)   $  862.00     4,897.00        3,250.00

 Investments       (1,191,901.00)
                    ------------     --------     --------       ----------
Ending Book
Balance (1)          $127,334.09   $ 1,940.37   $ 4,897.00       $1,437.15
                      ==========     =========    ========       ==========
___________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                As of:    DECEMBER 31, 1995
                --------------------------------
                                Monthly Operating Report
3.  Bank Accounts
    -------------           Payroll         Payroll         Escrow
                           --------         -------         ------
    Bank Name              Flagship       Nations Bank    CBL Escrow

    G/L Number             1.1119.1         2.1127          1.1131

    Account Number        1023381112      3933333731          N/A

    Beginning Bk Bal.     $17,134.27      $5,211.04      $100,000.00

    PLUS: Deposits

    LESS: Disburs.        (530,740.85)   (36,162.35)
    Other:

     Transfers In (Out)    529,855.85     36,092.65

     Investments

                           ----------     ---------      ----------
Ending Book Balance (1)    $16,249.27     $5,141.34      $100,000.00
                           ==========     =========      ===========
- -------------------------------------------------------------------------------
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                As of:    DECEMBER 31, 1995
                --------------------------------
                                Monthly Operating Report
3.  Bank Accounts           Petty
    -------------           Cash       Total
                            -----       -----
    Bank Name                N/A

    G/L Number             xx.1150

    Account Number           N/A

    Beginning Bk Bal.     $1,646.45    $201,500.61

    PLUS: Deposits                    3,036,362.69

    LESS: Disburs.          (732.01) (1,787,195.09)
    Other:

     Transfers In (Out)      853.55           0.00

     Investments                     (1,191,901.00)

                           --------    ------------
Ending Book Balance (1)   $1,767.99    $258,767.21
                          =========    ===========

(1) Cash balances exclude short term investments of
 excess cash which totals $6,596,984 for the month.
 The total cash and short term investments increased
 for the month of December by $1,249,167 and increased
 since the 7/7/94 filing date by $4,246,011.
- ----------------------------------------------------------------------------
                                                        ATTACHMENT 1(Page 2)
                                                        REV. 1/92
                              CHAPTER 11
                      MONTHLY OPERATING REPORT
                   DETAILED LISTING OF DISBURSEMENTS

    Case Name:       Cambridge Biotech Corporation
    Case Number:     94-43054
    Month of:        DECEMBER 1, through DECEMBER 31, 1995

                        MONTHLY OPERATING REPORT

4. Post Petition Payments:                    Amount     Date      Check #
       Professionals:
       Bowditch & Dewey                    $ 31,800.60  12/06/95    73659
       Bromberg & Sunstein                    1,218.97  12/28/95    74088
       Brown, Rudnick (Chapt.11)             51,059.28  12/13/95    73846
       Hale & Dorr                           30,540.29  12/06/95    73671
       Hale & Dorr                            7,497.23  12/11/95    73951
       Keystone Consulting                   10,807.00  12/18/95    73925
       Mehtra & Islay                        50,000.00  12/19/95    73956
       Poorman-Douglas                          687.00  12/21/95    74022
       Seder & Chandler                      39,582.06  12/22/95    74039
       Sterne, Kessler,Goldstein & Fox        8,693.67  12/05/95    73645
       Sterne, Kessler,Goldstein & Fox        8,717.08  12/05/95    73645
       Sterne, Kessler, Goldstein & Fox       1,990.00  12/07/95    73717
       Sterne, Kessler,Goldstein & Fox        1,990.00  12/22/95    74035
       Venable, Baetjer & Howard                163.95  12/01/95    73576
                                            ----------
          Total (Professionals)            $244,747.13
                                            ==========
       Pre-Petition Debts:

       For Priority Debt:(1.3104):
       None                                       $0.00
                                               --------
                                                   0.00
       For Secured Debt:
       Norwest Capital Lease Payment (2.3505)    354.13  12/13/95   73865
                                                -------
                                                 354.13
       For Unsecured Debt:(1.3106):
       Accrued vacation taken                  1,143.78
                                                -------
                                               1,143.78
       For Accrued Restructuring:(1.3145):
       Rockville Retention Bonus Payments(TMS) 3,514.75  12/15/95 Wire Transfer
       Total Management Solutions                280.00  12/20/95   73989
                                              ----------
                                               3,794.75
                                              ---------
               Total (Pre-petition)           $5,292.66
                                               ========
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1
                    Comparative Balance Sheets
                    As of:      December 31, 1995

                           FILING
                            DATE      7/31/94      8/31/94     9/30/94
ASSETS

CURRENT ASSETS:
 Cash                    $1,287,187    $771,969     $863,230    $744,627
 Marketable Securities    1,322,553   2,925,553    3,235,553   2,001,807
 Accounts Receivable
  (See OPR-3)             2,813,217   2,798,473    2,426,792   3,072,351
 Less: Allowance for
  doubtful accounts        (159,413)   (153,957)    (156,702)   (156,702)
 Inventory, at lower
  of cost or market       4,771,316   4,727,916    4,588,153   3,989,809
 Prepaid Expenses and
  Deposits                  540,318     758,112      724,877     917,900
 Other Receivables           38,793      68,301       19,737      81,504
                         ----------  ----------   ----------  ----------
TOTAL CURRENT ASSETS     10,613,971  11,896,367   11,701,640  10,651,296

PROPERTY, PLANT AND
 EQUIPMENT, AT COST      27,437,762  27,440,087   27,443,284  27,400,776
 Less: Accumulated
  Depreciation          (13,006,471)(13,250,916) (13,518,839)(13,794,569)
NET PROPERTY, PLANT      ----------  ----------   ----------  ----------
 & EQUIP.                14,431,291  14,189,171   13,924,445  13,606,207

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables             7,303,275   7,226,960    7,334,353   7,321,297
 Equity Investments in
  Minority Interests        949,801     949,801      949,801     699,801
 Long term Notes
  Receivable                120,000     120,000      120,000     120,000
 Patents & Purchased
  Technology, net         2,645,753   2,588,888    2,519,249   2,449,611
 Misc. other assets          83,666      83,543       85,921     103,250
                        -----------  ----------   ----------  ----------
NET OTHER ASSETS         11,102,495  10,969,192   11,009,324  10,693,959
                         ----------  ----------   ----------  ----------
TOTAL ASSETS            $36,147,757 $37,054,730  $36,635,409 $34,951,462
                         ==========  ==========   ==========  ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-1

                    Comparative Balance Sheets
                    As of:     December 31, 1995

                         10/31/94     11/30/94     12/31/94    1/31/95
ASSETS

CURRENT ASSETS:
 Cash                     $121,108   $1,978,464    $141,017    $170,469
 Marketable Securities   2,744,989    6,518,489   8,396,774    8,171,774
 Accounts Receivable
  (See OPR-3)            2,456,055    2,020,214   3,025,812    2,712,218
 Less: Allowance for
  doubtful accounts       (154,965)    (154,988)   (150,200)    (150,754)
 Inventory, at lower
  of cost or market      4,144,276    4,313,167   3,965,668    4,066,730
 Prepaid Expenses and
  Deposits                 843,827    1,049,251     836,285      857,048
 Other Receivables         112,983       65,389      92,624       81,742
                        ----------   ----------  ----------   ----------
TOTAL CURRENT ASSETS    10,268,273   15,789,986  16,307,980   15,909,227

PROPERTY, PLANT AND
 EQUIPMENT, AT COST     27,395,379   27,392,289  24,776,430   24,782,465
 Less: Accumulated
  Depreciation         (14,056,613) (14,318,428)(14,892,611) (15,141,494)
NET PROPERTY, PLANT     ----------   ----------  ----------   ----------
 & EQUIP.               13,338,766   13,073,861   9,883,819    9,640,971

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco.
  Receivables            7,320,594        2,180         510            0
 Equity Investments in
  Minority Interests       699,801      644,200     110,075      110,075
 Long term Notes
  Receivable               120,000      120,000           0            0
 Patents & Purchased
  Technology, net        2,400,000    2,328,114   2,094,494    2,034,338
 Misc. other assets        110,888       72,832     105,791      106,768
                        ----------    ---------   ---------    ---------
NET OTHER ASSETS        10,651,283    3,167,326   2,310,870    2,251,181
                        ----------   ----------  ----------   ----------
TOTAL ASSETS           $34,258,322  $32,031,173 $28,502,669  $27,801,379
                        ==========   ==========  ==========   ==========

 See Accompanying Notes to Financial Statements
________________________________________________________________________________
Case Name:         Cambridge Biotech Corporation
Case Number:       94-43054
                          Form OPR-1

                    Comparative Balance Sheets
                    As of:     December 31, 1995

                                         2/28/95      3/31/95      4/30/95
ASSETS

CURRENT ASSETS:
 Cash                                    ($55,657)     $214,214     $173,689
 Marketable Securities                   8,159,683    6,479,683    6,162,566
 Accounts Receivable (See OPR-3)         2,721,157    3,221,150    3,111,506
 Less: Allowance for doubtful accounts    (151,583)    (148,773)    (155,829)
 Inventory, at lower of cost or market   3,909,665    3,742,508    3,829,830
 Prepaid Expenses and Deposits             931,831    1,198,892    1,229,568
 Other Receivables                          64,335       77,139       80,229
                                        ----------   ----------  ----------
TOTAL CURRENT ASSETS                    15,579,431   14,784,813   14,431,559

PROPERTY, PLANT AND EQUIPMENT, AT COST  24,794,255   24,943,037   24,942,408
 Less: Accumulated Depreciation        (15,376,953) (15,809,227) (16,039,124)
                                        ----------   ----------   ----------
NET PROPERTY, PLANT & EQUIP.             9,417,302    9,133,810    8,903,284

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables              0            0           0
 Equity Investments in
  Minority Interests                       110,075      110,075     110,075
 Long term Notes Receivable                      0            0           0
 Patents & Purchased Technology, net     1,980,640    1,812,398   1,766,695
 Miscellaneous other assets                106,646      106,524     106,401
                                         ---------    ---------   ---------
NET OTHER ASSETS                         2,197,361    2,028,997   1,983,171
                                        ----------   ----------  ----------
TOTAL ASSETS                           $27,194,094  $25,947,620 $25,318,014
                                        ==========   ==========  ==========

See Accompanying Notes to Financial Statements
- -------------------------------------------------------------------
Case Name:        Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-1

                    Comparative Balance Sheets
                    As of:     DECEMBER 31, 1995

ASSETS                                    5/31/95      6/30/95      7/31/95

CURRENT ASSETS:
 Cash                                     $157,900     $138,077     $344,437
 Marketable Securities                   6,051,807    5,976,957    5,973,454
 Accounts Receivable (See OPR-3)         3,123,410    3,557,453    3,407,884
 Less: Allowance for doubtful accounts   (159,019)     (166,019)    (173,017)
 Inventory, at lower of cost or market   3,697,107    3,880,519    3,721,499
 Prepaid Expenses and Deposits           1,261,826    1,234,929    1,163,646
 Other Receivables                          78,432       75,165       76,573
                                        ----------   ----------   ----------
TOTAL CURRENT ASSETS                    14,211,463   14,697,081   14,514,476

PROPERTY, PLANT AND EQUIPMENT, AT COST  24,961,145   24,999,063   25,022,178
 Less: Accumulated Depreciation        (16,267,078) (16,669,411) (16,887,830)
                                        ----------   ----------   ----------
NET PROPERTY, PLANT & EQUIP.             8,694,067    8,329,652    8,134,348

OTHER  ASSETS
 Investment in Foreign
  Subsidiary & Interco. Receivables              0            0            0
 Equity Investments in
  Minority Interests                       110,075      110,075      110,075
 Long term Notes Receivable                      0            0            0
 Patents & Purchased Technology, net     1,724,305    1,634,189    1,571,552
 Miscellaneous other assets                106,279      106,156      106,034
                                         ---------    ---------    ---------
NET OTHER ASSETS                         1,940,659    1,850,420    1,787,661
                                        ----------    ---------    ---------
TOTAL ASSETS                           $24,846,189  $24,877,153  $24,436,485
                                        ==========   ==========   ==========
See Accompanying Notes to Financial Statements
- ---------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                  94-43054
                             Form OPR-1

                        Comparative Balance Sheet
                         As of:  DECEMBER 31, 1995

ASSETS                                   8/31/95        9/30/95     10/31/95

CURRENT ASSETS:
   Cash                                   $431,722      $111,722    $162,718
   Marketable Securities                 6,215,932     6,040,001   5,232,590
   Accounts Receivable (See OPR-3)       3,179,522     3,606,157   4,344,761
   Less:Allowance for doubtful
     accounts                             (180,037)    (187,342)    (194,793)
   Inventory, at lower of cost or
     market                              3,659,442     4,100,697   3,920,959
   Prepaid Expenses and Deposits         1,360,141     1,388,231     779,179
   Other Receivables                        79,128        85,007      87,124
                                         ---------    ---------    ---------
         TOTAL CURRENT ASSETS           14,745,850    15,144,473  14,332,538

PROPERTY, PLANT AND EQUIPMENT, AT COST  25,040,586    25,110,807  25,178,598
      Less: Accumulated Depreciation   (17,105,893)  (17,525,164)(17,809,440)
                                       -----------  -----------  -----------
         NET PROPERTY, PLANT & EQUIP.    7,934,693     7,585,643   7,369,158

OTHER ASSETS:
   Investment in Foreign Subsidiary
      & Interco. Receivables                     0            0            0
   Equity Investments in Minority
      Interests                            110,075       110,075     110,075
   Long Term Notes Receivable                    0             0           0
   Patents & Purchased Technology, net   1,527,563     1,339,284   1,246,871
   Miscellaneous other assets              105,912       105,790     105,667
                                         ---------     ---------   ---------
         NET OTHER ASSETS                1,743,550     1,555,149   1,462,613
                                         ---------     ---------   ---------
         TOTAL ASSETS                  $24,424,093   $24,285,265 $23,164,309
                                        ==========    ==========  ==========
See Accompanying Notes to Financial Statements.
- ---------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                  94-43054
                             Form OPR-1

                        Comparative Balance Sheet
                         As of:  DECEMBER 31, 1995

ASSETS                                  11/30/95       12/31/95

CURRENT ASSETS:
   Cash                                   $201,501      $258,767
   Marketable Securities                 5,405,083     6,813,146
   Accounts Receivable (See OPR-3)       4,514,457     2,798,024
   Less:Allowance for doubtful
     accounts                             (201,822)    (160,000)
   Inventory, at lower of cost or
     market                              3,813,935     4,367,831
   Prepaid Expenses                        719,167       695,455
   Other Receivables                        88,328       125,831
                                         ---------     ---------
         TOTAL CURRENT ASSETS           14,540,649    14,899,054

PROPERTY, PLANT AND EQUIPMENT, AT COST  25,023,436    25,120,689
      Less: Accumulated Depreciation   (17,878,752)  (18,135,166)
                                       -----------  -----------
         NET PROPERTY, PLANT & EQUIP.    7,144,684     6,985,523

OTHER ASSETS:
   Investment in Foreign Subsidiary
      & Interco. Receivables                     0            0
   Equity Investments in Minority
      Interests                            110,075            0
   Long Term Notes Receivable                    0            0
   Patents & Purchased Technology, net   1,153,241    1,054,579
   Miscellaneous other assets              105,545      105,423
                                         ---------     ---------
         NET OTHER ASSETS                1,368,861     1,160,002
                                         ---------     ---------
         TOTAL ASSETS                  $23,054,194   $23,044,579
                                        ==========    ==========
See Accompanying Notes to Financial Statements.
- -----------------------------------------------------------------------------
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     DECEMBER 31, 1995

                                 FILING
                                 DATE       7/31/94     8/31/94     9/30/94
LIABILITIES

POSTPETITION LIABILITIES (OPR-4)      $0    $650,373  $1,141,051  $1,497,470

PRE PETITION LIABILITIES:
 Priority Debt                   223,302     182,012     182,012      68,035
 Secured Debt                  5,034,218   5,033,952   5,033,605   4,026,027
 Unsecured Debt                5,523,250   5,524,993   5,524,993   5,555,313
TOTAL PRE PETITION            ----------  ----------  ----------   ---------
 LIABILITIES                  10,780,770  10,740,957  10,740,610   9,649,375

 Accrued Restructuring         1,844,180   1,842,293   1,838,952   1,838,649
 Deferred Revenue & Taxes      5,254,300   5,247,862   5,224,541   4,432,191
                              ----------  ----------  ----------  ----------
TOTAL LIABILITIES             17,879,250  18,481,485  18,945,154  17,417,685

MINORITY INTEREST

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                       0           0           0           0

 COMMON STOCK                    260,570     260,570     260,570     260,570

 PAID - IN CAPITAL           119,978,714 119,985,005 119,993,131 120,001,257

ACCUMULATED DEFICIT:
  Through Filing Date    (101,970,777)(101,970,777)(101,970,777)(101,970,777)
  Post Filing Date - 1994                  298,447     (592,669)    (757,273)
  Post Filing Date - 1995
                              ----------  ----------  ----------  ----------
TOTAL ACCUMULATED DEFICIT(101,970,777)(101,672,330)(102,563,446)(102,728,050)
                              ----------  ----------  ----------  ----------
TOTAL SHAREHOLDERS' EQUITY 18,268,507   18,573,245   17,690,255   17,533,777

TOTAL LIABILITIES AND         ----------  ----------  ----------  ----------
 SHAREHOLDERS' EQUITY     $36,147,757  $37,054,730  $36,635,409  $34,951,462
                           ==========   ==========   ==========   ==========
See Accompanying Notes to Financial Statements.
______________________________________________________________________________
Case Name:     Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-2

                 Comparative Balance Sheets
                As of:     DECEMBER 31, 1995


                                  10/31/94    11/30/94     12/31/94
LIABILITIES

POSTPETITION LIABILITIES (OPR-4) $2,082,362   $2,755,184   $2,953,193

PRE PETITION LIABILITIES:
 Priority Debt                       68,035       67,035       41,405
 Secured Debt                     4,025,674    4,025,320    4,024,962
 Unsecured Debt                   5,557,217    5,554,724    5,648,205
TOTAL PRE PETITION                ---------    ---------    ---------
 LIABILITIES                      9,650,926    9,647,079    9,714,572

 Accrued Restructuring            1,818,204    1,818,204      378,170
 Deferred Revenue & Taxes         4,478,161    7,969,504    6,788,574
 Income Taxes Payable                                             479
                                 ----------   ----------   ----------
TOTAL LIABILITIES                18,029,653   22,189,971   19,834,988

MINORITY INTEREST

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                          0            0            0

 COMMON STOCK                       260,570      260,570      260,570

 PAID - IN CAPITAL              120,009,383  120,017,509  120,024,635

ACCUMULATED DEFICIT:
  Through Filing Date          (101,970,777)(101,539,684)(101,539,684)
  Post Filing Date - 1994        (2,070,507)  (8,897,193) (10,077,840)
  Post Filing Date - 1995
                                 ----------  -----------  -----------
TOTAL ACCUMULATED DEFICIT     (104,041,284) (110,436,877)(111,617,524)
                                 ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY      16,228,669     9,841,202    8,667,681

TOTAL LIABILITIES AND            ----------   ----------   ----------
 SHAREHOLDERS' EQUITY           $34,258,322  $32,031,173  $28,502,669
                                 ==========   ==========   ==========
See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:            94-43054
                       Form OPR-2

                 Comparative Balance Sheets
                As of:     DECEMBER 31, 1995

                                      1/31/95     2/28/95      3/31/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $3,406,350  $3,711,705   $3,938,176

PRE PETITION LIABILITIES:
 Priority Debt                          41,405      41,405       37,685
 Secured Debt                        4,024,601   4,024,238    4,023,872
 Unsecured Debt                      5,607,221   5,609,144    5,864,724
                                     ---------   ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,673,227   9,674,787    9,926,281

 Accrued Restructuring                 378,170     374,564      371,904
 Deferred Revenue & Taxes            6,481,588   6,092,576    5,720,237
 Income Taxes Payable                      479         479        1,299
                                    ----------  ----------   ----------
TOTAL LIABILITIES                   19,939,814  19,854,111   19,957,897

MINORITY INTEREST                        1,193       1,193        2,800

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                            0            0            0

 COMMON STOCK                         260,570      260,570      260,570

 PAID - IN CAPITAL                120,032,761  120,040,887  120,049,013

 ACCUMULATED DEFICIT:
  Through Filing Date            (101,539,684)(101,539,684)(101,539,684)
  Post Filing Date - 1994         (10,077,840) (10,077,840) (10,077,840)
  Post Filing Date - 1995            (815,435)  (1,345,143)  (2,705,136)
                                  -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT       (112,432,959)(112,962,667)(114,322,660)
                                   ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY          7,860,372    7,338,790    5,986,923

TOTAL LIABILITIES AND              ----------   ----------   ----------
 SHAREHOLDERS' EQUITY             $27,801,379  $27,194,094  $25,947,620
                                   ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
____________________________________________________________________________
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:     DECEMBER 31, 1995

                                     4/30/95       5/31/95      6/30/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $4,143,015   $4,438,511   $5,061,071

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319       34,954
 Secured Debt                        4,023,502    4,023,130    4,022,755
 Unsecured Debt                      5,849,925    5,849,925    5,855,781
                                     ---------    ---------    ---------
TOTAL PRE PETITION LIABILITIES       9,909,746    9,909,374    9,913,490

 Accrued Restructuring                 370,929      370,929      366,089
 Deferred Revenue                    5,401,416    5,083,970    4,753,389
 Income Taxes Payable                    1,299        1,299        2,335
                                    ----------   ----------   ----------
TOTAL LIABILITIES                   19,826,405   19,804,083   20,096,374

MINORITY INTEREST                        2,800        2,800        4,832

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0            0

 COMMON STOCK                          260,570      260,570      260,570

 PAID - IN CAPITAL                 120,057,139  120,065,265  120,073,391

 ACCUMULATED DEFICIT:
  Through Filing Date             (101,539,684)(101,539,684)(101,539,684)
  Post Filing Date - 1994          (10,077,840) (10,077,840) (10,077,840)
  Post Filing Date - 1995           (3,211,376)  (3,669,005)  (3,940,490)
                                   -----------  -----------  -----------
 TOTAL ACCUMULATED DEFICIT        (114,828,900)(115,286,529)(115,558,014)
                                    ----------   ----------   ----------
TOTAL SHAREHOLDERS' EQUITY           5,488,809    5,039,306    4,775,947

TOTAL LIABILITIES AND               ----------   ----------   ----------
 SHAREHOLDERS' EQUITY              $25,318,014  $24,846,189  $24,877,153
                                    ==========   ==========   ==========
 See Accompanying Notes to Financial Statements.
- -----------------------------------------------------------------------------
Case Name:       Cambridge Biotech Corporation
Case Number:             94-43054
                        Form OPR-2

                  Comparative Balance Sheets
                  As of:    DECEMBER 31, 1995

                                      7/31/95      8/31/95      9/30/95
LIABILITIES

POST PETITION LIABILITIES (OPR-4)   $5,609,610   $5,781,984    $6,655,767

PRE PETITION LIABILITIES:
 Priority Debt                          36,319       36,319        36,319
 Secured Debt                        4,022,376    4,021,995     4,021,611
 Unsecured Debt                      5,858,755    5,858,755     5,858,755
                                     ---------    ---------     ---------
TOTAL PRE PETITION LIABILITES        9,917,450    9,917,069     9,916,685

 Accrued Restructuring                 364,055      321,395       274,694
 Deferred Revenue                    4,444,846    4,132,160     3,798,366
 Income Taxes Payable                    2,335        2,335         3,128
                                    ----------    ---------     ---------
TOTAL LIABILITES                    20,338,296   20,154,943    20,648,640

MINORITY INTEREST                        4,832        4,832         6,386

SHAREHOLDERS' EQUITY (DEFICIT):

 PREFERRED STOCK                             0            0             0

 COMMON STOCK                          260,570      260,570       260,570

 PAID - IN CAPITAL                 120,073,391  120,073,391   120,073,391

 ACCUMULATED DEFICIT:
  Through Filing Date             (101,539,684)(101,539,684) (101,539,684)
  Post Filing Date - 1994          (10,077,840) (10,077,840)  (10,077,840)
  Post Filing Date - 1995           (4,623,080)  (4,452,119)   (5,086,198)
                                   -----------  ------------  ------------
 TOTAL ACCUMULATED DEFICIT        (116,240,604)(116,069,643) (116,703,722)
                                    ----------  ------------  ------------
TOTAL SHAREHOLDERS' EQUITY           4,093,357    4,264,318     3,630,239

TOTAL LIABILITIES AND               ----------   -----------   -----------
 SHAREHOLDERS' EQUITY              $24,436,485  $24,424,093   $24,285,265
                                    ==========   ===========   ==========
 See Accompanying Notes to Financial Statements.
 ____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:    94-43054
                Form OPR-2

Comparative Balance Sheets
As Of:      DECEMBER 31, 1995

                                     10/31/95     11/30/95     12/31/95
LIABILITIES
POST PETITION LIABILITIES (OPR-4)  $5,831,674    $6,002,608   $6,250,489
PRE-PETITION LIIABILITIES:
   Priority Debt                       36,319        36,319       14,870
   Secured Debt                     4,021,223     4,020,833    4,021,221
   Unsecured Debt                   5,859,060     5,858,915    5,844,218
                                    ---------     ---------    ---------
    TOTAL PRE-PETITION LIABILITIES  9,916,602     9,916,067    9,880,309
   Accrued Restructuring              255,755       242,820      256,766
   Deferred Revenue                 3,513,689     3,131,233    2,698,054
   Income Taxes Payable                 3,128         3,128        4,456
                                    ---------     ---------    ---------
    TOTAL LIABILITIES              19,520,848    19,295,856   19,090,074

MINORITY INTEREST                       6,386         6,386        8,989

SHAREHOLDERS' EQUITY (DEFICIT):

        PREFERRED STOCK                     0             0            0

        COMMON STOCK                  260,570       260,570      260,570

        PAID-IN CAPITAL           120,073,391   120,073,391  120,244,016

        ACCUMULATED DEFICIT:
          Through Filing Date    (101,539,684) (101,539,684)(101,539,684)
          Post Filing Date-1994   (10,077,840)  (10,077,840) (10,077,840)
          Post Filing Date-1995    (5,079,362)   (4,964,485)  (4,941,546)
                                    ---------  ------------- ------------
    TOTAL ACCUMULATED DEFICIT    (116,696,886) (116,582,009)(116,559,070)
                                -------------   -----------  -----------
    TOTAL SHAREHOLDERS' EQUITY      3,637,075     3,751,952    3,945,516

    TOTAL LIABILITIES AND
        SHAREHOLDERS' EQUITY      $23,164,309   $23,054,194  $23,044,579
                                   ==========    ==========   ==========
- ----------------------------------------------------------------------------
Case Name:    Cambridge Biotech Corporation          Form:         OPR-3
Case Number:  94-43054

                                Summary of Accounts Receivable
                                As of:          DECEMBER 31, 1995

                                                  0 - 30       31 - 60
                                    TOTAL           DAYS        DAYS
                                 -----------     ----------  ------------
Date of Filing:July 7, 1994     2,813,216.84    2,110,219.71   452,069.57
 Allowance for doubtful accts    (159,413.23)
               Net              2,653,803.61    2,110,219.71   452,069.57

Month:         July 31, 1994    2,798,472.98    1,289,104.11 1,238,841.68
 Allowance for doubtful accts    (153,956.56)
               Net              2,644,516.42    1,289,104.11 1,238,841.68

Month:         August 31, 1994  2,426,792.24    1,669,036.84   267,054.03
 Allowance for doubtful accts    (156,701.89)
               Net              2,270,090.35    1,669,036.84   267,054.03

Month:         Sept. 30, 1994   3,072,351.16    2,402,728.52   365,353.30
 Allowance for doubtful accts    (156,701.89)
               Net              2,915,649.27    2,402,728.52   365,353.30

Month:         October 31, 1994 2,456,054.54    1,406,348.28   750,784.77
 Allowance for doubtful accts    (154,964.89)
               Net              2,301,089.65    1,406,348.28   750,784.77

Month:         Nov. 30, 1994    2,020,214.59    1,322,881.77   350,696.71
 Allowance for doubtful accts    (154,988.00)
               Net              1,865,226.59    1,322,881.77   350,696.71

Month:         Dec. 31, 1994    3,025,812.46    2,407,489.50   389,515.89
 Allowance for doubtful accts    (150,200.00)
               Net              2,875,612.46    2,407,489.50   389,515.89

Month:         January 31, 1995 2,712,217.41    1,602,468.56   854,807.89
 Allowance for doubtful accts    (150,753.71)
               Net              2,561,463.70    1,602,468.56   854,807.89

Month:         Feb. 28, 1995    2,721,156.82    1,972,020.47   187,953.54
 Allowance for doubtful accts    (151,582.78)
               Net              2,569,574.04    1,972,020.47   187,953.54

Month:         March 31, 1995   3,221,150.56    2,380,366.33   671,660.83
 Allowance for doubtful accts    (148,773.14)
               Net              3,072,377.42    2,380,366.33   671,660.83

Month:         April 30, 1995   3,111,505.76    1,660,592.76  1,250,431.86
 Allowance for doubtful accts    (155,829.15)
               Net              2,955,676.61    1,660,592.76  1,250,431.86

Month:         May 31, 1995     3,123,410.36    2,153,951.07   257,035.14
 Allowance for doubtful accts    (159,019.25)
               Net              2,964,391.11    2,153,951.07   257,035.14

Month:         June 30, 1995    3,557,453.25    2,902,109.40   332,562.82
 Allowance for doubtful accts    (166,019.26)
               Net              3,391,433.99    2,902,109.40   332,562.82

Month:         July 31, 1995    3,407,884.36    2,212,905.66   982,984.93
 Allowance for doubtful accts    (173,017.12)
               Net              3,234,867.24    2,212,905.66   982,984.93

Month:         August 31, 1995  3,179,522.37    2,183,815.66   281,811.74
 Allowance for doubtful accts.   (180,037.08)
               Net              2,999,485.29    2,183,815.66   281,811.74

Month:     September 30, ,1995  3,246,157.13    2,482,719.49   515,865.14
 Allowance for doubtful accts.   (187,341.75)
               Net              3,058,815.38    2,482,719.49   515,865.14

Month:     October 31, 1995     4,344,760.98    2,458,054.64 1,491,457.97
 Allowance for doubtful accts.   (194,793.10)
               Net              4,149,967.88    2,458,054.64 1,491,457.97

Month:     November 30, 1995    4,514,456.69    2,632,421.11 1,045,556.05
 Allowance for doubtful accts.   (201,821.98)
               Net              4,312,634.71    2,632,421.11 1,045,556.05

Month:     December 31, 1995    2,711,497.21    1,880,971.19   626,927.87
 Allowance for doubtful accts.   (160,000.00)
                                2,551,497.21    1,880,971.19   626,927.87
_________________________________________________________________________
Case Name:     Cambridge Biotech Corporation          Form: OPR-3
Case Number:              94-43054

               Summary of Accounts Receivable
               As of:          DECEMBER 31, 1995

                                                 61 - 90           OVER
                                    TOTAL           DAYS        90 DAYS
                                 -----------    ---------    ----------
Date of Filing:July 7, 1994     2,813,216.84    56,398.93    194,528.63
 Allowance for doubtful accts    (159,413.23)               (159,413.23)
               Net              2,653,803.61    56,398.93     35,115.40

Month:         July 31, 1994    2,798,472.98    128,524.10   142,003.09
 Allowance for doubtful accts    (153,956.56)   (11,953.47) (142,003.09)
               Net              2,644,516.42    116,570.63         0.00

Month:         August 31, 1994  2,426,792.24    297,637.99   193,063.38
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,270,090.35    297,637.99    36,361.49

Month:         Sept. 30, 1994   3,072,351.16     77,168.82   227,100.52
 Allowance for doubtful accts    (156,701.89)               (156,701.89)
               Net              2,915,649.27     77,168.82    70,398.63

Month:         October 31, 1994 2,456,054.54     87,405.93   211,515.56
 Allowance for doubtful accts    (154,964.89)               (154,964.89)
               Net              2,301,089.65     87,405.93    56,550.67

Month:         Nov. 30, 1994    2,020,214.59    188,381.49   158,254.62
 Allowance for doubtful accts    (154,988.00)               (154,988.00)
               Net              1,865,226.59    188,381.49     3,266.62

Month:         Dec. 31, 1994    3,025,812.46     65,733.45   163,073.62
 Allowance for doubtful accts    (150,200.00)               (150,200.00)
               Net              2,875,612.46     65,733.45    12,873.62

Month:         January 31, 1995 2,712,217.41     92,582.75   162,358.21
 Allowance for doubtful accts    (150,753.71)               (150,753.71)
               Net              2,561,463.70     92,582.75    11,604.50

Month:         Feb. 28, 1995    2,721,156.82    407,769.97   153,412.84
 Allowance for doubtful accts    (151,582.78)               (151,582.78)
               Net              2,569,574.04    407,769.97     1,830.06

Month:         March 31, 1995   3,221,150.56     45,696.46   123,426.94
 Allowance for doubtful accts    (148,773.14)   (25,346.20) (123,426.94)
               Net              3,072,377.42     20,350.26         0.00

Month:         April 30, 1995   3,111,505.76    103,220.04    97,261.10
 Allowance for doubtful accts    (155,829.15)   (58,568.05)  (97,261.10)
               Net              2,955,676.61     44,651.99         0.00

Month:         May 31, 1995     3,123,410.36    631,903.39    80,520.76
 Allowance for doubtful accts    (159,019.25)   (78,498.49)  (80,520.76)
               Net              2,964,391.11    553,404.90         0.00

Month:         June 30, 1995    3,557,453.25     52,189.56   270,591.47
 Allowance for doubtful accts    (166,019.26)               (166,019.26)
               Net              3,391,433.99     52,189.56   104,572.21

Month:         July 31, 1995    3,407,884.36    125,622.71    86,371.06
 Allowance for doubtful accts    (173,017.12)   (86,646.06)  (86,371.06)
               Net              3,234,867.24     38,976.65         0.00

Month:         August 31, 1995  3,179,522.37    559,210.76   154,684.21
 Allowance for doubtful accts.   (180,037.08)   (25,352.87) (154,684.21)
               Net              2,999,485.29    533,857.89         0.00

Month:      September 30, 1995  3,246,157.13     84,128.64   163,443.86
 Allowance for doubtful accts.   (187,341.75)   (23,897.89) (163,443.86)
               Net              3,058,815.38     60,230.75         0.00

Month:      October 31, 1995    4,344,760.98   230,772.04    164,476.33
 Allowance for doubtful accts.   (194,793.10)  (30,316.77)  (164,476.33)
               Net              4,149,967.88   200,455.27          0.00

Month:      November 30, 1995   4,514,456.69   583,493.54    252,985.99
 Allowance for doubtful accts.   (201,821.98)        0.00   (201,821.98)
               Net              4,312,634.71   583,493.54     51,164.01

Month:      December 31, 1995   2,711,497.21   88,083.38     115,514.77
 Allowance for doubtful accts.   (160,000.00) (44,485.23)   (115,514.77)
               Net              2,551,497.21   43,598.15           0.00
________________________________________________________________________

Case Name: Cambridge Biotech Corporation                Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   DECEMBER 31, 1995

                          DATE      DATE         TOTAL      0-30     31-60
                         INCURRED   DUE          DUE        DAYS     DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                           0
 FICA-Employer's Share                              0
 FICA-Employee's Share W/H                          0
 Unemployment Tax                                   0
 State Income Tax Withheld                          0
 State Sales & Use Tax   Various    Various     3,552       2,052     1,000
 State Franchise Tax     Various    Various     4,284       1,434     1,000
 Real Estate and
  Personal Property Tax  Various    Various    67,984      23,984     9,000
                                               ------      ------     -----
TOTAL TAXES PAYABLE                            75,820      27,470    11,000

POST PETITION
 SECURED DEBT                                       0           0

POST PETITION
 UNSECURED DEBT                                     0           0

ACCRUED INTEREST
 PAYABLE                  Various   Various     27,650      6,650    3,000

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various    770,835    728,099      696
 Accrued Expenses         Various   Various  3,971,062  1,674,062  450,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge
                                     from
                                     Ch. 11  1,405,122  1,405,122
TOTAL ACCOUNTS                                ---------  ---------  -------
 PAYABLE & OTHER                             6,147,019  3,807,283  450,696
                                              ---------  ---------  -------
TOTAL POST PETITION LIABILITIES             $6,250,489 $3,841,403 $464,696
                                              =========  =========  =======
_______________________________________________________________________________

Case Name:   Cambridge Biotech Corporation               Form OPR-4
Case Number: 94-43054

              Schedule of Post Petition Liabilities
              As of:   DECEMBER 31, 1995

                          DATE      DATE         TOTAL      61-90    OVER 90
                         INCURRED   DUE          DUE        DAYS      DAYS
TAXES PAYABLE:
 Federal Income Taxes W/H                             0
 FICA-Employer's Share                                0
 FICA-Employee's Share W/H                            0
 Unemployment Tax                                     0
 State Income Tax Withheld                            0
 State Sales & Use Tax   Various    Various        3,552       500
 State Franchise Tax     Various    Various        4,284     1,000       850
 Real Estate and
  Personal Property Tax  Various    Various       67,984     9,000    26,000
                                                 ------     -----     -----
TOTAL TAXES PAYABLE                               75,820    10,500    26,850

POST PETITION
 SECURED DEBT                                         0         0

POST PETITION
 UNSECURED DEBT                                       0         0

ACCRUED INTEREST
 PAYABLE                  Various   Various      27,650     3,000     15,000

TRADE ACCOUNTS
  PAYABLE & OTHER:
 Accounts Payable         Various   Various     770,835               42,040
 Accrued Expenses         Various   Various   3,971,062   380,000  1,467,000
 Accrued Stock
  Incentive Plan          7/8/94    Emerge
                                    from
                                    Ch. 11    1,405,122
TOTAL ACCOUNTS                                ---------   -------  ---------
 PAYABLE & OTHER                              6,147,019   380,000  1,509,040
                                              ---------   -------  ---------
TOTAL POST PETITION LIABILITIES              $6,250,489  $393,500 $1,550,890
                                              =========   =======  =========
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - December 31, 1995

                              7/8-31/94    August     September

NET REVENUE (INCOME)          $1,990,463 $1,297,330  $2,870,689

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         677,628    872,451   1,424,705
                               ---------    -------    -------
GROSS PROFIT                   1,312,835    424,879   1,445,984

OPERATING EXPENSES:
 Selling and Marketing            86,253    117,890     129,345
 General and Administrative      330,964    404,626     548,839
 Research and Development        223,590    359,735     288,595
 Other: Regulatory                18,336     22,767      18,815
 Other: Misc. (Income)/Expense   (13,655)    (8,693)    (45,076)
                                 -------    -------    --------
TOTAL OPERATING EXPENSES         645,488    896,325     940,518

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------    -------    -------
 EXTRAORDINARY EXPENSES          667,347   (471,446)    505,466

CHAPTER 11 EXPENSES              (97,310)  (113,110)   (112,501)

INTEREST EXPENSE                 (27,145)   (38,638)    (31,839)

DEPRECIATION                    (244,445)  (267,922)   (275,730)

INCOME TAX EXPENSE                     0          0           0

MINORITY INTEREST                      0          0           0

EXTRAORDINARY
 INCOME(EXPENSE)                       0          0    (250,000)
                                 -------    -------     -------
NET INCOME (LOSS)               $298,447  ($891,116)  ($164,604)
                                 =======    =======     =======
See Accompanying Notes to Financial Statements.
_______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - December 31, 1995

                              October     November     December

NET REVENUE (INCOME)         $1,089,394  $1,073,137   $3,369,904

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD        781,526     637,644    1,201,755
                                -------     -------    ---------
GROSS PROFIT                    307,868     435,493    2,168,149

OPERATING EXPENSES:
 Selling and Marketing          130,164     137,154      157,174
 General and Administrative     503,279     497,797      931,930
 Research and Development       526,086     376,756      871,580
 Other: Regulatory               41,259      26,668       32,231
 Other: Misc. (Income)/Expense    1,583     (28,619)     929,547
                              ---------   ---------    ---------
TOTAL OPERATING EXPENSES      1,202,371   1,009,756    2,922,462

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR         -------     -------      -------
 EXTRAORDINARY EXPENSES        (894,503)   (574,263)    (754,313)

CHAPTER 11 EXPENSES            (130,808)   (105,473)     (42,975)

INTEREST EXPENSE                (25,880)    (34,149)     131,775

DEPRECIATION                   (262,043)   (261,816)    (611,521)

INCOME TAX EXPENSE                    0           0        8,493

MINORITY INTEREST                     0           0            0

EXTRAORDINARY
 INCOME(EXPENSE)                      0  (5,850,985)      87,894
                              ---------    ---------    ---------
NET INCOME (LOSS)           ($1,313,234)($6,826,686)  ($1,180,647)
                               ======== ===========    =========

See Accompanying Notes to Financial Statements.

______________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - December 31, 1995

                            January 1995      February       March

NET REVENUE (INCOME)          $1,396,377     $1,766,809    $2,685,115

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         757,549        920,742     1,803,550
                                 -------      ---------     ---------
GROSS PROFIT                     638,828        846,067       881,565

OPERATING EXPENSES:
 Selling and Marketing           120,148        116,908       189,619
 General and Administrative      502,352        451,508       992,244
 Research and Development        404,257        395,094       789,295
 Other: Regulatory                33,717         31,186        35,613
 Other: Misc.
  (Income)/Expense               (53,404)       (44,031)      (91,447)
                                 -------        -------      ---------
TOTAL OPERATING EXPENSES       1,007,070        950,665     1,915,324

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------        -------       -------
 EXTRAORDINARY EXPENSES         (368,242)      (104,598)   (1,033,759)

CHAPTER 11 EXPENSES              (98,405)       (96,420)      (78,629)

INTEREST EXPENSE                 (32,384)       (31,021)       58,559

DEPRECIATION                    (315,211)      (301,785)     (299,621)

INCOME TAX EXPENSE                     0          4,116        (4,936)

MINORITY INTEREST                 (1,193)             0        (1,607)

EXTRAORDINARY
 INCOME(EXPENSE)                       0              0             0
                                  -------       -------        -------
NET INCOME (LOSS)               ($815,435)    ($529,708)  ($1,359,993)
                                  =======       =======     =========
See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:      Cambridge Biotech Corporation
Case Number:              94-43054
                         Form OPR-5
                      Income Statement
                Period: July 8, 1994 - December 31, 1995

                               April         May         June

NET REVENUE (INCOME)          $1,642,292   $2,188,446  $2,865,917

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD         726,804    1,086,787   1,441,608
                                 -------    ---------   ---------
GROSS PROFIT                     915,488    1,101,659   1,424,309

OPERATING EXPENSES:
 Selling and Marketing           139,342      152,110     172,675
 General and Administrative      490,893      572,129     824,781
 Research and Development        392,539      408,496     430,260
 Other: Regulatory                17,577       29,652      41,658
 Other: Misc.
  (Income)/Expense               (48,350)     (46,132)   (131,250)
                                 -------    ---------     -------
TOTAL OPERATING EXPENSES         992,001    1,116,255   1,338,124

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR           ------       ------     -------
 EXTRAORDINARY EXPENSES          (76,513)     (14,596)     86,185

CHAPTER 11 EXPENSES              (99,270)    (113,541)   (123,086)

INTEREST EXPENSE                 (32,995)     (33,974)     63,298

DEPRECIATION                    (297,462)    (295,518)   (294,814)

INCOME TAX EXPENSE                     0            0      (1,036)

MINORITY INTEREST                      0            0      (2,032)

EXTRAORDINARY
 INCOME(EXPENSE)                       0            0           0
                                   -------     -------     -------
NET INCOME (LOSS)               ($506,240)  ($457,629)  ($271,485)
                                  =======     =======     =======
See Accompanying Notes to Financial Statements.
- ----------------------------------------------------------------------------
Case Name:            Cambridge Biotech Corporation
Case Number:                    94-43054
                              Form OPR - 5
                            Income Statement
                    Period: July 8, 1994 - December 31, 1995


                                July        August    September

NET REVENUE (INCOME)          $1,938,622  $2,373,327  $2,996,664

COST OF GOODS SOLD:
 Materials
 Labor - Direct
 Manufacturing Overhead
TOTAL COST OF GOODS SOLD       1,101,074     946,529   1,337,384
                               ---------   ---------  ----------
GROSS PROFIT                     837,548   1,426,798   1,659,280

OPERATING EXPENSES:
 Selling and Marketing           134,861     135,741     103,055
 General and Administrative      446,284     330,294     918,735
 Research and Development        498,460     397,805   1,014,180
 Other:Regulatory                 29,266      22,144      29,693
 Other:Misc.(Inc)/Exp.           (15,202)     (7,476)   (166,235)
                                 -------     -------    ---------
TOTAL OPERATING EXPENSES       1,093,669     878,508   1,899,428

INCOME BEFORE INTEREST,
 DEPRECIATION, TAXES OR          -------     -------    ---------
 EXTRAORDINARY EXPENSES         (256,121)    548,290    (240,148)

CHAPTER 11 EXPENSES             (138,916)    (97,785)   (105,820)

INTEREST EXPENSE                  (1,589)      6,064      (1,583)

DEPRECIATION                    (285,964)   (285,608)   (284,181)

INCOME TAX EXPENSE                     0           0        (793)

MINORITY INTEREST                      0           0      (1,554)

EXTRAORDINARY
 INCOME (EXPENSE)                      0           0           0
                                 -------     --------    -------
NET INCOME (LOSS)              ($682,590)   $170,961   ($634,079)
                                 =======     ========   =========
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-5
                Consolidated Income Statement
                Period:  July 8, 1994 - December 31, 1995

                                       October      November    December
NET REVENUE (INCOME)                 $2,435,039   $2,791,697   $ 2,788,103
COST OF GOODS SOLD:
   Materials
   Labor - Direct
   Manufacturing Overhead
        TOTAL COST OF GOODS SOLD      1,242,412    1,208,096     1,000,956
                                      ---------    ---------    ----------
GROSS PROFIT                          1,192,627    1,583,601     1,787,147

OPERATING EXPENSES:
   Selling and Marketing                 81,641      118,817       109,470
   General & Administrative             442,043      476,452     1,045,040
   Research & Development               364,558      460,261       535,812
   Other:Regulatory                      27,568       29,775        27,261
   Other: Misc. (Income)/Expense        (41,313)     (41,058)     (308,488)
                                       --------     ---------     ---------
         TOTAL OPERATING EXPENSES       874,497    1,044,247     1,409,095

INCOME BEFORE INTEREST, DEPRECIATION,  --------     ---------     ---------
        TAXES/EXTRAORDINARY EXPENSES    318,130      539,354       378,052

CHAPTER 11 EXPENSES                     (25,411)    (138,570)      (84,334)

INTEREST EXPENSE                         (1,607)      (1,577)       (3,771)

DEPRECIATION                           (284,276)    (284,330)     (263,077)

INCOME TAX EXPENSE                            0            0        (1,328)

MINORITY INTEREST                             0            0        (2,603)

EXTRAORDINARY INCOME (EXPENSE)                0            0             0
                                       --------    ----------    ---------
NET INCOME (LOSS)                        $6,836     $114,877       $22,939
                                      =========   ===========   ===========
- ---------------------------------------------------------------------------
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-5
                Consolidated Income Statement
                Period:  July 8, 1994 - December 31, 1995

                                      FILING TO
                                        DATE
NET REVENUE (INCOME)                 $39,559,325
COST OF GOODS SOLD:
   Materials
   Labor - Direct
   Manufacturing Overhead
        TOTAL COST OF GOODS SOLD      19,169,200
                                      ---------
GROSS PROFIT                          20,390,125

OPERATING EXPENSES:
   Selling and Marketing               2,332,367
   General & Administrative           10,710,190
   Research & Development              8,737,359
   Other:Regulatory                      515,186
   Other: Misc. (Income)/Expense        (159,299)
                                       ---------
         TOTAL OPERATING EXPENSES     22,135,803

INCOME BEFORE INTEREST, DEPRECIATION,  --------
        TAXES/EXTRAORDINARY EXPENSES  (1,745,678)

CHAPTER 11 EXPENSES                   (1,802,364)

INTEREST EXPENSE                         (38,456)

DEPRECIATION                          (5,415,324)

INCOME TAX EXPENSE                         4,516

MINORITY INTEREST                         (8,989)

EXTRAORDINARY INCOME (EXPENSE)        (6,013,091)
                                       ----------
NET INCOME (LOSS)                   ($15,019,386)
                                      =========
- ----------------------------------------------------------------------------

Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - December 31, 1995

                                     July 8 -
                                     July 31
                                      1994       August      September

SOURCES OF CASH:
 Income (Loss) From Operations        $298,447  ($891,116)   ($164,604)
  Add: Depreciation, Amortization
    & Other Non-Cash Items             301,164    322,366      542,532
                                       -------    -------      -------
CASH GENERATED FROM OPERATIONS         599,611   (568,750)     377,928

  Add: Decrease in Assets:
    Accounts Receivable                  9,288    374,426
    Other Receivables                              48,564
    Inventory                           43,400    139,763      598,344
    Prepaid Expenses & Deposits                    33,235
    Property, Plant & Equipment
    Patents & Purchased Technology                              18,612
    Intercompany Receivables            76,315                  13,056
    Short Term Investments                                   1,233,746
    Proceeds on sale of foreign
      subsidiary
    Proceeds on sale of minority interest
    Proceeds on note receivable
    Other non-current assets               123

  Increase in Liabilities:
    Pre-Petition Liabilities             1,742                  52,055
    Post-Petition Liabilities          650,372    490,679      356,419
    Deferred Revenue
                                     ---------    -------    ---------
TOTAL SOURCES OF CASH (A)            1,380,851    517,917    2,650,160

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                         565,559
   Other Receivables                    29,508                  61,767
   Intercompany Receivables                       107,393
   Inventory
   Prepaid Expenses & Deposits         217,794                 193,023
   Patents & Purchased Technology
   Property, Plant & Equipment           2,325      3,197       37,492
   Other non-current assets                         2,378       17,329
   Short Term Investments            1,603,000    310,000

 Decrease in Liabilities:
   Pre-Petition Liabilities             41,290                 135,711
   Post-Petition Liabilities
   Accrued Restructuring                 1,886      3,341          304
   Deferred Revenue                                            750,000
   Secured Debt and Capital Leases         266        347    1,007,578
                                     ---------    -------    ---------
TOTAL USES OF CASH (B)               1,896,069    426,656    2,768,763
                                       -------    -------      -------
NET SOURCE (USE) OF CASH (A-B=NET)    (515,218)    91,261     (118,603)

CASH - BEGINNING BALANCE (See OPR-1) 1,287,187    771,969      863,230
                                       -------    -------      -------
CASH - ENDING BALANCE (See OPR-1)     $771,969   $863,230     $744,627
                                       =======    =======      =======
    See Accompanying Notes to Financial Statements
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - December 31, 1995

                                       October     November     December

SOURCES OF CASH:
 Income (Loss) From Operations       ($1,313,234)($6,826,686) ($1,180,647)
  Add: Depreciation, Amortization
    & Other Non-Cash Items               695,379   5,591,211      813,729
                                         -------     -------      -------
CASH GENERATED FROM OPERATIONS          (617,855) (1,235,475)    (366,918)

  Add: Decrease in Assets:
    Accounts Receivable                  539,309     435,863
    Other Receivables                                 47,594
    Inventory                                                     347,499
    Prepaid Expenses & Deposits           74,073                  212,966
    Property, Plant & Equipment           80,647       3,090    2,585,034
    Patents & Purchased Technology                   449,705
    Intercompany Receivables                 703                    1,670
    Short Term Investments
    Proceeds on sale of foreign
      subsidiary                                   1,982,685      100,000
    Proceeds on sale of minority interest                         534,125
    Proceeds on note receivable                                   120,000
    Other non-current assets                          38,056

  Increase in Liabilities:
    Pre-Petition Liabilities               1,904     230,000      120,000
    Post-Petition Liabilities            168,807     557,512      101,997
    Minority Interests
    Deferred Revenue                      88,212   3,528,549      152,057
                                         -------   ---------     --------
TOTAL SOURCES OF CASH (A)                335,800   6,037,579    3,908,430

USES OF CASH:
 Increase in Assets:
   Accounts Receivable                                          1,006,666
   Other Receivables                      31,479                   30,955
   Intercompany Receivables                           28,561
   Inventory                             154,467     168,891
   Prepaid Expenses & Deposits                       205,424
   Patents & Purchased Technology          1,756                   93,988
   Property, Plant & Equipment                                      6,513
   Other non-current assets                7,638                   34,059
   Short Term Investments                743,182   3,773,500    1,878,285

 Decrease in Liabilities:
   Pre-Petition Liabilities                            3,492       52,419
   Post-Petition Liabilities
   Accrued Restructuring                  20,445           0    1,440,034
   Deferred Revenue                                             1,202,600
   Secured Debt and Capital Leases           352         355          358
                                         -------   ---------    ---------
TOTAL USES OF CASH (B)                   959,319   4,180,223    5,745,877
                                         -------   ---------    ---------
NET SOURCE (USE) OF CASH (A-B=NET)      (623,519)  1,857,356   (1,837,447)

CASH - BEGINNING BALANCE (See OPR-1)     744,627     121,108    1,978,464
                                         -------   ---------     -------
CASH - ENDING BALANCE (See OPR-1)       $121,108  $1,978,464    $141,017
                                         =======   =========     =======
    See Accompanying Notes to Financial Statements
____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - December 31, 1995

                              January   February     March
SOURCES OF CASH:
 Income (Loss) From
  Operations                 ($815,435) ($529,708) ($1,359,993)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items               110,375    140,458      376,297
CASH GENERATED FROM            -------    -------    ---------
 OPERATIONS                   (705,060)  (389,250)    (983,696)

 Add: Decrease in Assets:
  Accounts Receivable          310,429
  Other Receivables             14,602     17,407
  Inventory                               157,065      223,663
  Prepaid Expenses &
   Deposits
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables         510
  Short Term Investments       225,000     12,091    1,680,000
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                  1,923      259,116
  Post-Petition
   Liabilities                 351,983    194,519      161,602
  Accrued Restructuring
  Minority Interests             1,193                   1,607
  Deferred Revenue
                               -------     ------     --------
TOTAL SOURCES OF CASH (A)      198,657     (6,245)   1,342,292

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                     122,838      502,803
  Other Receivables                                     12,804
  Intercompany Receivables
  Inventory                    101,062                  56,506
  Prepaid Expenses &
   Deposits                     20,763     74,783      267,061
  Patents & Purchased
   Technology                               6,500       17,442
  Property, Plant &
   Equipment                     6,035     11,790      100,880
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities      40,984                   7,256
  Post-Petition Liabilities                            104,642
  Accrued Restructuring              0      3,607        2,660
  Secured Debt and
   Capital Leases                  361        363          367
                               -------    -------      -------
TOTAL USES OF CASH (B)         169,205    219,881    1,072,421
                               -------    -------      -------
NET SOURCE (USE) OF CASH
 (A-B=NET)                      29,452   (226,126)     269,871

CASH-BEGINNING BALANCE
 (See OPR-1)                   141,017    170,469      (55,657)

CASH-ENDING BALANCE             ------    -------      -------
 (See OPR-1)                  $170,469   ($55,657)    $214,214
                                ======    =======      =======
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
Case Name:        Cambridge Biotech Corporation
Case Number:                 94-43054
                            Form OPR-6
                 Statement of Sources and Uses of Cash
                 Period of: July 8, 1994 - December 31, 1995

                              April       May      June
SOURCES OF CASH:
 Income (Loss) From
  Operations                ($506,240) ($457,629) ($271,485)
 Add: Depreciation,
  Amortization & Other
  Non-Cash Items              171,744    166,848    359,165
CASH GENERATED FROM           -------    -------    -------
 OPERATIONS                  (334,496)  (290,781)    87,680

 Add: Decrease in Assets:
  Accounts Receivable         116,700
  Other Receivables                        1,797      3,267
  Inventory                              132,723     17,228
  Prepaid Expenses &
   Deposits                                          26,897
  Property, Plant &
   Equipment                      630
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments      317,117    110,759     74,850
  Proceeds on sale of
    foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets

 Increase in Liabilities:
  Pre-Petition Liabilities                            4,491
  Post-Petition Liabilities    95,350    112,840    512,105
  Accrued Restructuring
  Minority Interests                                  2,032
  Deferred Revenue
                               -------    ------    -------
TOTAL SOURCES OF CASH (A)     195,301     67,338    728,550

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                      8,714    427,043
  Other Receivables             3,090
  Intercompany Receivables
  Inventory                    87,322               200,640
  Prepaid Expenses &
   Deposits                    30,676     32,257
  Patents & Purchased
   Technology                  14,994     18,615     97,846
  Property, Plant &
   Equipment                              18,737     17,629
  Other non-current assets
  Short Term Investments

 Decrease in Liabilities:
  Pre-Petition Liabilities     16,165
  Post-Petition Liabilities    82,235      4,431
  Accrued Restructuring           975                 4,840
  Secured Debt and
   Capital Leases                 369        373        375
                               -------    ------    -------
TOTAL USES OF CASH (B)        235,826     83,127    748,373

NET SOURCE (USE) OF CASH       ------     ------     ------
 (A-B=NET)                    (40,525)   (15,789)   (19,823)

CASH-BEGINNING BALANCE
 (See OPR-1)                  214,214    173,689    157,900

CASH-ENDING BALANCE            ------     ------     ------
 (See OPR-1)                 $173,689   $157,900   $138,077
                               ======    ======     ======
 See Accompanying Notes to Financial Statements.
- -----------------------------------------------------------------------------
Case Name:                  Cambridge Biotech Corporation
Case Number:                          94-43054
                                    Form OPR - 6
                         Statement of Sources and Uses of Cash
                        Period of: July 8, 1994 - December 31, 1995


                                July       August     September
SOURCES OF CASH:               ------      -------    ---------
  Operations                  $(682,590)  $170,961   ($634,079)
  Amortization & Other
  Non-Cash Items                  1,241    (31,548)    225,977
  CASH GENERATED FROM          -------     --------    ---------
 OPERATIONS                    (681,349)   139,413    (408,102)

 Add: Decrease in Assets:
  Accounts Receivables          156,567    235,382      44,430
  Other Receivables                                      3,364
  Inventory                     159,020     62,057
  Prepaid Expenses &
   Deposits                      71,283
  Property, Plant &
   Equipment
  Patents & Purchased
   Technology
  Intercompany Receivables
  Short Term Investments          3,503                175,931
  Proceeds on sale of
   foreign subsidiary
  Proceeds on sale of
   minority interest
  Proceeds on note receivable
  Other non-current assets
 Increase in Liabilities:
  Pre-Petition Liabilities        4,339
  Post-Petition Liabilities     519,932    172,374     874,576
  Accrued Restructuring
  Minority Interests                                     1,554
  Deferred Revenue
                                -------    -------      -------
TOTAL SOURCES OF CASH (A)       233,295    609,226     691,753

USES OF CASH:
 Increase in Assets:
  Accounts Receivable                                  463,760
  Other Receivables               1,408      2,555       9,243
  Intercompany Receivables
  Inventory                                            441,255
  Prepaid Expenses &
   Deposits                                196,495      28,090
  Patents & Purchased
   Technology                               18,964
  Property, Plant &
   Equipment                     23,114     18,408      22,319
  Other non-current assets
  Short Term Investments                   242,478

 Decrease in Liabilities:
  Pre-Petition Liabilities
  Post-Petition Liabilities
  Accrued Restructuring           2,035     42,660        46,702
  Secured Debt and
   Capital Leases                   378        381           384
                                 ------    -------       -------
TOTAL USES OF CASH (B)           26,935    521,941     1,011,753

NET SOURCE (USE) OF CASH        -------    -------       -------
 (A-B=NET)                      206,360     87,285      (320,000)

CASH - BEGINNING BALANCE
 (See OPR-1)                    138,077    344,437       431,722

CASH - ENDING BALANCE           -------    -------       -------
 (See OPR-1)                   $344,437   $431,722      $111,722
                                =======   ========       =======
 See Accompanying Notes to Financial Statements.
_____________________________________________________________________________
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-6
                Statement of Sources and Uses of Cash
                Period of:  July 8, 1994 - December 31, 1995


                                      October      November      December
SOURCES OF CASH:
   Income (Loss) From Operations     $  6,836      $114,877     $  22,939
   Add: Depreciation, Amortization
        & Other Non-Cash Items        101,327       (12,091)      478,456
                                      -------      ---------     --------
        CASH GENERATED FROM OPER.     108,163       102,786       501,395
   Add: Decrease in Assets:
        Accounts Receivable           360,000
        Other Receivables                                       1,674,611
        Inventory                     179,738       355,472
        Prepaid Expenses & Deposits   609,052        60,012        23,712
        Property, Plant & Equipment
        Patents & Purchased Tech.
        Intercompany Receivables
        Short-Term Investments        807,411
        Proceeds on sale of
        Foreign subsidiary
        Proceeds on sale of
        minority interest
        Proceeds on note receivable
        Other non-current assets                                  110,197
   Increase in Liabilities:
   Pre-Petition Liabilities           305
       Post-Petition Liabilities                    190,149       249,209
       Accrued Restructuring                                       13,946
       Minority Interest                                            2,603
       Deferred Revenue
                                      -------       --------    ---------
         TOTAL SOURCES OF CASH (A)  2,064,669       708,419     2,575,673
USES OF CASH:
   Increase in Assets:
       Accounts Receivable          1,091,153       162,667
       Other Receivables                2,117         1,204        37,503
       Intercompany Receivables
       Inventory                                    248,448       553,896
       Prepaid Expenses & Deposits
       Patents & Purchased Technology  12,524        11,498         6,542
       Property, Plant & Equipment     67,791        59,856        43,466
       Other non-current assets
       Short Term Investments                       172,493     1,408,063
   Decrease in Liabilities:
       Pre-Petition Liabilities                         145        36,146
       Post-Petition Liabilities      820,761
       Accrued Restructuring           18,939        12,935
       Deferred Revenue                                           433,179
       Secured Debt & Capital
          Leases                          388           390          (388)
                                      -------       --------      ---------
          TOTAL USES OF CASH (B)    2,013,673       669,636     2,518,407
                                      -------       -------      ---------
NET SOURCE (USE) OF CASH (A-B=NET)     50,996        38,783        57,266
CASH-BEGINNING BALANCE (See OPR-1)    111,722       162,718       201,501
                                      -------       -------      ---------
CASH-ENDING BALANCE (See OPR-1)       162,718      $201,501      $258,767
                                      =======       =======       =======

- ----------------------------------------------------------------------------
CASE NAME:      Cambridge Biotech Corporation
CASE NUMBER:    94-43054
                Form OPR-6
                Statement of Sources and Uses of Cash
                Period of:  July 8, 1994 - December 31, 1995

                                        07/08/94-
                                        12/31/95
SOURCES OF CASH:
   Income (Loss) From Operations      ($15,019,386)
   Add: Depreciation, Amortization
        & Other Non-Cash Items          10,354,630
                                        ----------
        CASH GENERATED FROM OPER.       (4,664,756)
   Add: Decrease in Assets:
        Accounts Receivable              2,582,394
        Other Receivables                1,811,206
        Inventory                        2,415,972
        Prepaid Expenses & Deposits      1,111,230
        Property, Plant & Equipment      2,669,401
        Patents & Purchased Tech.          468,317
        Intercompany Receivables            92,254
        Short-Term Investments           4,640,408
        Proceeds on sale of
          Foreign subsidiary             2,082,685
        Proceeds on sale of
        minority interest                  534,125
        Proceeds on note receivable        120,000
        Other non-current assets           148,376
   Increase in Liabilities:
   Pre-Petition Liabilities                675,875
       Post-Petition Liabilities         5,760,425
       Accrued Restructuring                13,946
       Minority Interest                     8,989
       Deferred Revenue                  3,768,818
                                         ----------
         TOTAL SOURCES OF CASH (A)      24,239,665
USES OF CASH:
   Increase in Assets:
       Accounts Receivable               4,351,203
       Other Receivables                   223,633
       Intercompany Receivables            135,954
       Inventory                         2,012,487
       Prepaid Expenses & Deposits       1,266,366
       Patents & Purchased Technology      300,669
       Property, Plant & Equipment         439,552
       Other non-current assets             61,404
       Short Term Investments           10,131,001
   Decrease in Liabilities:
       Pre-Petition Liabilities            333,608
       Post-Petition Liabilities         1,012,069
       Accrued Restructuring             1,601,363
       Deferred Revenue                  2,385,779
       Secured Debt & Capital
          Leases                         1,012,997
                                         ---------
          TOTAL USES OF CASH (B)        25,268,085
                                         ---------
NET SOURCE (USE) OF CASH (A-B=NET)      (1,028,420)
CASH-BEGINNING BALANCE (See OPR-1)       1,287,187
                                           -------
CASH-ENDING BALANCE (See OPR-1)           $258,767
                                           =======
- -----------------------------------------------------------------------------
                        NOTES TO FINANCIAL STATEMENTS

1. The Company's auditors have completed the December 31, 1995 year end audit. The Company has restated its 1995 Monthly Operating Reports to reflect the 1995 audit adjustments.

2. During 1992, the Company paid $2,300,000 to Alfa-Laval, a Swedish company, to acquire its fibronectin binding technology for use in mastitis vaccines and certain other products. In 1995 the Company recorded $700,000 in expenses for the granting of certain patents on this technology. The agreement provides for additional payments to Alfa-Laval conditioned upon the first commercial sale of future vaccines at $1,333,000 per vaccine, and up to $1,300,000 conditioned upon the granting of additional patents in the United States and Europe on the technology acquired.

3. In November 1993, five civil actions were commenced in the United States District Court, District of Massachusetts, against the Company, certain of its officers, and in three of the actions, the Company's former auditors. The actions were instituted by persons alleging to be share-holders of the Company and to be representative of a class of shareholders claiming damages resulting from alleged violations of securities laws by defendants in connection with the 1992 results of the Company and the restatement thereof. The actions have been consolidated under the caption
   In Re: Cambridge Biotech Corporation Securities Litigation, Civil Action
   No. 93-12486-REK. In February, 1996 the plaintiffs agreed to settle all claims against the Company and the individual defendants and pleadings were filed with the United States District Court for the District of Massachusetts for the purpose of approving the settlement. Under the terms of the Settlement, the class members will be entitled to receive their pro rata share of: 25% of the shares of a new company which will be formed under "the Company's" Chapter 11 reorganization plan, and 90% of any recoveries from prosecution of claims, if any, against the Company's former accountants. The Company shall be entitled to receive 10% of any recoveries from prosecution of such claims. These agreements preliminarily have been approved by the United States District Court and will be incorpor-ated into the Company's plan of reorganization. The settlement is subject to the confirmation of a plan of reorganization by the U.S. Bankruptcy Court.

4. In March 1995, an Adversary Proceeding No. 95-4074 was commenced in the Bankruptcy court, by Institut Pasteur and Genetic Systems Corporation alleging patent infringement and asking for damages and injunctive relief. The Company filed an answer and counterclaim denying the plaintiff's allegations and alleging a breach by Institut Pasteur of its license agreement with the Company. On September 1, 1995, the Bankruptcy Court issued a summary judgement upholding the Company's license under two patents issued to Institut Pasteur to commercialize diagnostics tests for the HIV-2 strain of the AIDS virus. The Bankruptcy Court also ruled that the Company's HIV-1 Western Blot confirmatory test infringes a third patent issued to Institut Pasteur, and enjoined the Company from the manufacture and sale of the HIV-1 Western Blot test. On January 5, 1996, the Bankruptcy Court lifted its injunction with respect to the Company's production and sale of the HIV-1 Western Blot kits. The Court ruled that the Company has a license for the HIV-1 patent and must pay a royalty on related sales. Institut Pasteur has appealed the Bankruptcy Court's rulings. While the final outcome of these patent issues cannot be determined with certainty, if the Bankruptcy Court rulings are sustained, management believes that the outcome will not have a material adverse effect on the Company's results of operations or its financial position.